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                                                                    EXHIBIT 99.1


WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned, the Chief Executive Officer of Hardinge Inc. (the "Company"), hereby certifies that, on the date hereof:

          (1) the Form 10-Q of the Company for the period ended June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ J. Patrick Ervin
                                                     ---------------------------
                                                     J. Patrick Ervin
                                                     Chief Executive Officer
                                                     August 13, 2002